

                                                                                                                      Exhibit 99.6


                                                                                                                              MGIC




                                             Mortgage Guaranty Commitment/Certificate
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Guaranty Insurance Corporation (the "Company"), 250 E. Kilbourn Avenue/P.O. Box 488 Milwaukee, Wisconsin 53201-0488,
hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on the Loan identified below, subject to the terms and conditions of the Master Policy, the conditions noted, if any, and in reliance on the Insured's application for insurance.
---------------------------------------------------------------------------------------------------------------------------------
Insured                        Aurora Loan Services, Incorporated as Master Servicer
Name                           For Lehman Brothers Portfolio Sale
Mailing                        2530 South Parker Road, Suite 601
Address                        Aurora, Colorado  80014


Master Policy #   05-020-4-1171                                        / Total Amount Due $See 1st billing
COMMITMENT/CERTIFICATE   To be Assigned                                / Initial Premium $See 1st billing
Commitment Effective Date     January 1, 2001                          / Amount of Loan Insured $642,283,079.09 in
                                                                         aggregate and as identified on Appendix A
Commitment Expiration Date  May 1, 2001                                / Amount of Coverage  See list of Loans identified
                                                                         on Appendix A

---------------------------------------------------------------------------------------------------------------------------------

                                                 LOAN INFORMATION

Borrower Name:     See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.
Property Address:  See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.
Sale Price:        See Attachment 1 for incorporation by reference of all other Loan information
                   referred to in this section of the Commitment/Certificate.           /
Appraised Value:   See Attachment 1for incorporation by reference of all other Loan information
                   referred to in this section of the Commitment/Certificate.           / Amortization Period: See Attachment 1
                   for incorporation by reference of all other Loan information referred to in this section of the
                   Commitment/Certificate.

(Continued on Attachment 1)
---------------------------------------------------------------------------------------------------------------------------------

    Initial       Premium                                              Description             Annual Renewals %

See Attachment 1

---------------------------------------------------------------------------------------------------------------------------------

COMPANY'S DECLARATION: The Company has obtained the above Loan information from the Loan application and supporting documentation submitted by the Insured. The Company has relied on the Loan information being correct and true in extending coverage to the Loan.
The Company considers the Loan information to be representations of the Insured which are material to the Company's acceptance of the risk and to the hazard assumed.

INSURED CERTIFICATION: The undersigned certifies that the: 1) Loan transaction, as described above, has been Consummated; 2) Loan information set forth above on the Original Commitment/Certificate (C/C) is true and correct and the Company can rely on it in extending coverage to the Loan; 3) Loan is not in Default at the time the applicable premium is paid; 4) Conditions, if any, identified on the Original C/C, have been satisfied; 5) Insured has attached to its retained original C/C the insured Application and all supporting documentation and representations submitted to the Company by or on behalf of the Insured; and 6) Insured has no knowledge of any material changes in any statement contained in such Application, supporting documentation or representations.

Any assignment of the servicing of the Loan or rights of the Insured under the C/C must be in accordance with the terms and conditions of the Master Policy. All capitalized terms herein shall have the same meaning set forth in the Master Policy.

            SERVICING SOLD? If so, complete the SERVICING DATA BOX on REMITTANCE COPY you send to MGIC.


                                                                                                                              MGIC


                                     Mortgage Guaranty Commitment/Certificate
                                                   Attachment 1


--------------------------------  --------------------------------------------------  ---------------------------------
Effective Date of Certificate     Insured Loan Number                                 Authorized Signature of Insured
1/1/2001
--------------------------------  --------------------------------------------------  ---------------------------------
Form #71-7066 (2/94)              Sign and keep this Original Commitment/Certificate         DO NOT SEND TO MGIC.


                                                                                                                              MGIC


                                     Mortgage Guaranty Commitment/Certificate
                                                   Attachment 1
-----------------------------------------------------------------------------------------------------------------------------------

The Company hereby insures a total of 5,271 loans, identified on the attached Appendix A (in the form of 2 computer diskettes)
(individually a "Loan" or collectively the "Loans"), with an aggregate Amount of Loan Insured (for all Loans) of $642,283,079.09
as identified above. The Amount of Loan Insured and the Amount of Coverage for each individual Loan are as shown on Appendix A.

The initial and renewal premium will be non-refundable and will be payable monthly for each month coverage remains in effect. Such premiums are calculated as a per annum percentage of 98 basis points (0.980%) applied to the scheduled principal balance of each
Loan determined as of the beginning of the prior month. The quoted premium rate does not reflect premium taxes which are due and required to be paid by the insured in the states of Kentucky and West Virginia. The portfolio contains 42 loans in these states.

In issuing this Commitment/Certificate for the Loans, the Company relied upon certain information and data received from the
Insured, and/or Lehman Brothers, Incorporated, including, but not limited to information and data contained in several Internet file transfers to the Company from Lehman Brothers, Incorporated in February, March, and April, 2001 and a letter agreement dated
April 9, 2001 between the Company, the Insured, and Lehman Brothers, Incorporated, all of which will be considered part of the
"Application" or "Transmittal" for insurance of the Loans, such Internet files in the form of a computer diskette and letter being attached to and made a part of this Commitment/Certificate.

Pursuant to Section 2.7(a) of the Master Policy referred to above this Commitment/Certificate is certified and becomes effective without the Insured's execution and return of same.

This Commitment/Certificate is also subject to the terms and conditions of the following Endorsements, which are applicable to all of the Loans:

     (1)  Master Reporting Program Endorsement -- MGIC Form #71-7139 (8/94)

     (2)  Endorsement to Mortgage Guaranty Master Policy-- MGIC Form #71-70178 (4/01)

     (3)  Endorsement to Mortgage Guaranty Master Policy (Incontestability for Master Reporting Program (#71-70165 (2/01)))


                                                                                                                                MGIC


                                              Mortgage Guaranty Commitment/Certificate
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Guaranty Insurance Corporation (the "Company"), 250 E. Kilbourn Avenue/P.O. Box 488 Milwaukee, Wisconsin 53201-0488, hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on the Loan identified below, subject to the terms and conditions of the Master Policy, the conditions noted, if any, and in reliance on the Insured's application for insurance.
------------------------------------------------------------------------------------------------------------------------------------

Insured                        Aurora Loan Services, Incorporated  as Master Servicer
Name                           For Lehman Brothers Portfolio Sale
Mailing                        2530 South Parker Road, Suite 601
Address                        Aurora, Colorado  80014


Master Policy # 05-020-4-1171                                          / Total Amount Due  $ See 1st billing
COMMITMENT/CERTIFICATE   To be Assigned                                / Initial Premium  $ See 1st billing
Commitment Effective Date    February 1, 2001                          / Amount of Loan Insured  $76,248,347.80 in
                                                                         aggregate and as identified on Appendix A
Commitment Expiration Date  May 1, 2001                                / Amount of Coverage  See list of Loans identified
                                                                         on Appendix A
------------------------------------------------------------------------------------------------------------------------------------

                                                          LOAN INFORMATION

Borrower Name:     See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.
Property Address:  See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.
Sale Price:        See Attachment 1 for incorporation by reference of all other Loan information
                   referred to in this section of the Commitment/Certificate.           /
Appraised Value:   See Attachment 1for incorporation by reference of all other Loan information
                   referred to in this section of the Commitment/Certificate.           / Amortization Period:
                   See Attachment 1 for incorporation by reference of all other
                   Loan information referred to in this section of the
                   Commitment/Certificate.
(Continued on Attachment 1)
------------------------------------------------------------------------------------------------------------------------------------

    Initial       Premium                                              Description             Annual Renewals %

See Attachment 1
------------------------------------------------------------------------------------------------------------------------------------
COMPANY'S DECLARATION: The Company has obtained the above Loan information from the Loan application and supporting documentation submitted by the Insured. The Company has relied on the Loan information being correct and true in extending coverage to the Loan.
The Company considers the Loan information to be representations of the Insured which are material to the Company's acceptance of the risk and to the hazard assumed.
------------------------------------------------------------------------------------------------------------------------------------
INSURED CERTIFICATION: The undersigned certifies that the: 1) Loan transaction, as described above, has been Consummated; 2) Loan information set forth above on the Original Commitment/Certificate (C/C) is true and correct and the Company can rely on it in extending coverage to the Loan; 3) Loan is not in Default at the time the applicable premium is paid; 4) Conditions, if any, identified on the Original C/C, have been satisfied; 5) Insured has attached to its retained original C/C the insured Application and all supporting documentation and representations submitted to the Company by or on behalf of the Insured; and 6) Insured has no knowledge of any material changes in any statement contained in such Application, supporting documentation or representations.

Any assignment of the servicing of the Loan or rights of the Insured under the C/C must be in accordance with the terms and conditions of the Master Policy. All capitalized terms herein shall have the same meaning set forth in the Master Policy.

                     SERVICING SOLD? If so, complete the SERVICING DATA BOX on REMITTANCE COPY you send to MGIC.


                                                                                                                                MGIC

                                              Mortgage Guaranty Commitment/Certificate
                                                            Attachment 1
---------------------------------------------- ------------------------------------------- -----------------------------------------
Effective Date of Certificate                  Insured Loan Number                          Authorized Signature of Insured


2/1/2001

---------------------------------------------- ------------------------------------------- -----------------------------------------
Form #71-7066 (2/94)                           Sign and keep this Original Commitment/Certificate.       DO NOT SEND TO MGIC.


                                                                                                                                MGIC

                                              Mortgage Guaranty Commitment/Certificate
                                                            Attachment 1
------------------------------------------------------------------------------------------------------------------------------------

The Company hereby insures a total of 544 loans, identified on the attached Appendix A (in the form of a computer diskette)
(individually a "Loan" or collectively the "Loans"), with an aggregate Amount of Loan Insured (for all Loans) of $76,248,347.80 as
identified above. The Amount of Loan Insured and the Amount of Coverage for each individual Loan are as shown on Appendix A.

The initial and renewal premium will be non-refundable and will be payable monthly for each month coverage remains in effect. Such premiums are calculated as a per annum percentage of 98 basis points (0.980%) applied to the scheduled principal balance of each
Loan determined as of the beginning of the prior month. The quoted premium rate does not reflect premium taxes which are due and required to be paid by the insured in the states of Kentucky and West Virginia. The portfolio contains 4 loans in these states.

In issuing this Commitment/Certificate for the Loans, the Company relied upon certain information and data received from the
Insured, and/or Lehman Brothers, Incorporated, including, but not limited to information and data contained in several Internet file transfers to the Company from Lehman Brothers, Incorporated in February, March, and April, 2001 and a letter agreement dated April
9, 2001 between the Company, the Insured, and Lehman Brothers, Incorporated, all of which will be considered part of the
"Application" or "Transmittal" for insurance of the Loans, such Internet files in the form of a computer diskette and letter being attached to and made a part of this Commitment/Certificate.

Pursuant to Section 2.7(a) of the Master Policy referred to above this Commitment/Certificate is certified and becomes effective without the Insured's execution and return of same.

This Commitment/Certificate is also subject to the terms and conditions of the following Endorsements, which are applicable to all of the Loans:

     (1)  Master Reporting Program Endorsement -- MGIC Form #71-7139 (8/94)

     (2)  Endorsement to Mortgage Guaranty Master Policy-- MGIC Form #71-70178 (4/01)
     (3)
     (4)  Endorsement to Mortgage Guaranty Master Policy (Incontestability for Master Reporting Program (#71-70165 (2/01)))




------------------------------------------------------------------------------------------------------------------------------------
